Exhibit 10.33
SATELLITE SERVICE AGREEMENT FOR QUETZSAT-1
     THIS AGREEMENT between EchoStar 77 Corporation (“EchoStar 77”), on the one hand, and DISH Network L.L.C. (“Customer”) *** on the other hand, is made effective as of 24 November 2008 (the “Effective Date”). Defined terms used in this Agreement have the meanings specified herein.
ARTICLE 1. SERVICE PROVIDED
1.A. Scope. QuetzSat is the licensee of the BSS frequencies at the 77° W.L. orbital location (the “Orbital Location”). SES-LA and its Affiliates intend to construct and launch a BSS communications satellite designated as the “QuetzSat-1 Satellite” and QuetzSat intends to operate the QuetzSat-1 Satellite in the Orbital Location. EchoStar 77 has entered into the SES-LA Agreement under which SES-LA has agreed to provide certain satellite services to EchoStar 77. In accordance with and subject to the terms and conditions of this Agreement, EchoStar 77 has agreed to provide certain satellite services to Customer and, as stated in Subsection 2.G(8), reserve certain of the capacity of the QuetzSat-1 Satellite in observance of QuetzSat’s obligations set forth in the Concession. In accordance with and subject to the terms and conditions of this Agreement, EchoStar 77 shall provide to Customer, Customer shall pay the applicable MRC for, and Customer shall be entitled to utilize solely for the Intended Purpose, the Service.
     The Service shall be provided in accordance with and subject to the terms and conditions set forth in this agreement, including Attachments A — G (as listed below), which are hereby incorporated by reference in their entirety (collectively, the “Agreement”). In the event of any conflict or inconsistency between the terms and conditions set forth in the body of this Agreement and the terms and conditions set forth in any Attachment hereto, then the terms and conditions set forth in the body of this Agreement shall control.
Attachment A — ***
Attachment B — [Reserved]
Attachment C — ***
Attachment D — [Reserved]
Attachment E — ***
Attachment F — Concession
Attachment G — ***
1.B. Terms Related to Construction Contract, Launch Service Agreement, and Insurance.
     1.B(1) ***
     1.B(2) EchoStar 77 shall cause SES-LA to (a) enter into a contract (the “Construction Contract”) with Vendor for the construction of the QuetzSat-1 Satellite, (b) enter into a Launch Service Agreement for the launch of the QuetzSat-1 Satellite, and (c) negotiate insurance contracts with insurers for the launch and for the first year (or such period as is then commercially available) of in-orbit operation for the QuetzSat-1 Satellite.
     1.B(3) Pursuant to Subsection 1.B(3) of the SES-LA Agreement, SES-LA, EchoStar 77, Customer and EchoStar Corporation shall collaborate in good faith toward reaching agreements on the Technical Performance Specifications and other requirements for, and toward the successful construction,

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

insurance and launch of, the QuetzSat-1 Satellite, *** The *** of the QuetzSat-1 Satellite are described in Attachment E. Upon reaching agreement on the Technical Performance Specifications for the QuetzSat-1 Satellite in accordance with Subsection 1.B(3) of this Agreement and Subsection 1.B(3) of the SES-LA Agreement, pursuant to Subsection 1.B(3) of the SES-LA Agreement, SES-LA, EchoStar 77 and Customer shall mutually agree upon the necessary modifications, if any, to Attachment B *** to reflect the terms of such Technical Performance Specifications.
     Subject to the parties’ respective rights and obligations set forth in the immediately preceding paragraph, the parties shall use commercially reasonable efforts (and EchoStar 77 shall cause SES-LA to use commercially reasonable efforts) to cause the execution of the Construction Contract as soon as reasonably practicable and complete the Technical Performance Specifications as soon as reasonably practicable, in each case in accordance with the steps outlined in this paragraph and the immediately following paragraph. Upon completion, *** attached hereto as Attachment A, and shall be deemed to be incorporated herein by reference in their entirety. ***
     1.B(4) ***
     1.B(5) Subject to any applicable ITAR and EAR restrictions and Vendor’s standard security procedure requirements, pursuant to Subsection 1.B(5) of the SES-LA Agreement Customer shall be permitted to participate in and be present at ***. Participation by Customer as contemplated herein shall include attendance by Customer employees and U.S. citizen representatives at such events and meetings, consultation with Customer on engineering decisions that affect the Satellite’s performance (including the ability to meet the applicable Technical Performance Specifications) that affect the DISH Payload, and the review of relevant reports and test results. When available, EchoStar 77 shall cause SES-LA to distribute un-redacted versions of all design review documents to Customer. EchoStar 77 shall cause SES-LA to instruct Vendor to make available to Customer and Customer’s U.S. citizen representatives access to un-redacted versions of all technical documents under the Construction Contract, including without limitation the spacecraft performance specification. With reasonable prior notice, pursuant to Subsection 1.B(5) of the SES-LA Agreement, Customer shall be permitted, *** to view program hardware in progress in accordance with Vendor’s access policies and procedures. Subject to any confidentiality restrictions set forth in the Construction Contract, pursuant to Subsection 1.B(5) of the SES-LA Agreement, Customer and Customer’s U.S. citizen representatives shall be provided access, *** to all work, *** provided that such access does not unreasonably interfere with such work or any other work. Pursuant to Subsection 1.B(5) of the SES-LA Agreement, Customer and Customer’s U.S. citizen representatives shall be provided access, while accompanied by SES-LA (or its designee), to work being performed pursuant to the Construction Contract in Vendor’s subcontractors’ facilities to the extent Vendor obtains such access, subject to the right of Vendor and SES-LA (or its designee) to accompany Customer and Customer’s U.S. citizen representatives on any such visit and subject further to the execution by Customer and Customer’s U.S. citizen representatives of non-disclosure or similar agreements as may be required by said subcontractors. ***
     1.B(6) In the event that Customer requests a modification of the DISH Payload, then EchoStar 77 shall cause SES-LA to negotiate in good faith with Vendor and in accordance with SES-LA’s obligations under Subsection 3.A(10) of the SES-LA Agreement to implement such modification***. Customer further acknowledges that any permitted modification of the DISH Payload would be subject to the change procedures set forth in the Construction Contract and the Launch Service Agreement *** Customer further acknowledges that any such modification may also require (x) additional approvals or authorizations from SCT, COFETEL and/or other Mexican Governmental Entities and/or the ITU, which EchoStar 77 shall use commercially reasonable efforts to cause SES-LA to obtain ***, and/or (y) additional approvals or authorizations from the FCC and/or other United States Governmental Entities, which Customer shall use its commercially reasonable efforts to obtain. EchoStar 77 shall use

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

commercially reasonable efforts to support (i) the efforts of SES-LA to obtain such additional approvals or authorizations from SCT, COFETEL and/or other Mexican Governmental Entities and/or the ITU, and (ii) the efforts of Customer to obtain such additional approvals or authorizations from the FCC and/or other United States Governmental Entities. EchoStar 77 shall use commercially reasonable efforts to cause SES-LA to support and to cause SES-LA to cause the then-current Mexican citizen shareholders in QuetzSat to support Customer’s efforts pursuant to clause (ii). Upon the request of EchoStar 77, Customer agrees to provide reasonable support, as soon as reasonably practicable, to assist SES-LA and/or EchoStar 77 in such regulatory process. ***
     1.B(7) EchoStar 77 agrees to keep Customer promptly apprised of all material third party discussions related to the Launch Service Agreement. *** Subject to any applicable ITAR and EAR restrictions, pursuant to Subsection 1.B(7) of the SES-LA Agreement, Customer and Customer’s U.S. citizen representatives shall be permitted to participate in reviews of each of LSA Vendor’s milestone events with respect to launch of the Satellite. Customer and Customer’s guests may at Customer’s expense attend the launch of the Satellite.
     1.B(8) EchoStar 77 agrees to keep Customer promptly apprised of all material third party discussions related to insurance. Pursuant to Subsection 1.B(8) of the SES-LA Agreement, EchoStar 77 shall cause SES-LA to collaborate with and include Customer in all significant decisions related to insurance, including without limitation the placement of insurance, ***. EchoStar 77 shall cause SES-LA to use commercially reasonable efforts to include terms in the insurance policies that would include a return of all premiums (or as much of such premiums as possible) in the event of a cancellation of the policies.
***
     1.B(11) Customer acknowledges and agrees that it is SES-LA’s intention to procure commercial launch and in-orbit insurance covering the Net Book Value of the Satellite *** based on an allocation of such Net Book Value to the various payloads on the Satellite, as determined by mutual agreement of EchoStar 77, SES-LA, Customer and EchoStar Corporation subsequent to execution of the Construction Contract (and subject to later modification by mutual agreement of EchoStar 77, SES-LA, Customer and EchoStar Corporation). ***
     1.B(12) EchoStar 77 shall cause SES-LA to use commercially reasonable efforts to obtain specific payload-level insurance coverage (i.e., in the initial launch coverage and the subsequent in-orbit coverages), consistent with the allocation of Net Book Value determined under Subsection 1.B(11). During such periods of the Service Term in which such payload-level coverage exists, the terms and conditions of this Agreement shall be equitably adjusted as necessary to reflect the existence of such coverage.
1.C. Service Term. The term for Service (the “Service Term”) on any Satellite *** shall commence on the In-Service Date for that Satellite, and, except as otherwise provided herein, shall expire on the earlier of ***
1.D. Notices. All notices regarding technical or operational matters requiring immediate attention shall be given by telephone to the telephone numbers set forth below and shall be followed by written notification in accordance with the procedure set forth below. Any other notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other party. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by overnight courier service) shall constitute the giving thereof.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

     If to be given to EchoStar 77:
Attn: ***

cc: ***
     If to be given to Customer:
Attn: ***
     24-Hour Emergency Telephone # for Technical/Operational Issues:
EchoStar 77 Tel #: ***

Customer Tel #: To be provided by Customer, as such number may be changed by Customer from time to time upon written notice to EchoStar 77.
1.E. ***
ARTICLE 2. PAYMENTS AND OTHER CONSIDERATIONS/ FUTURE SATELLITES
2.A. [Reserved]
2.B. Monthly Recurring Charges.
***

2.B(2) [Reserved]

***
     2.B(5) At an appropriate time, and from time to time in the event that, after receipt of Unanimous Instructions pursuant to Subsection 2.G(10), EchoStar 77 exercises its right in Subsection 2.G(10) of the SES-LA Agreement to locate the Satellite at an Alternate Orbital Location and as otherwise necessary, pursuant to Subsection 2.B(5) of the SES-LA Agreement, SES-LA, EchoStar Corporation, EchoStar 77 and Customer shall collaborate in good faith as to the methods by which TT&C will be provided for the QuetzSat-1 Satellite, provided that *** such methods must meet the minimum requirements of the Concession when the Satellite is located at the Orbital Location. With respect to periods when the QuetzSat-1 Satellite is located at the Orbital Location, such collaboration shall include without limitation the following topics: (x) location of TT&C facilities in Mexico in accordance with the terms and conditions of the Concession, and whether to build a facility or contract for services from a third party; and (y) tax considerations, including with respect to permanent establishments. EchoStar 77 agrees to keep Customer promptly apprised of all material third party discussions related to TT&C for the QuetzSat-1 Satellite. Pursuant to Subsection 2.B(5) of the SES-LA Agreement, EchoStar 77 shall cause SES-LA to collaborate with and include Customer in all significant decisions related to TT&C for the QuetzSat-1 Satellite, including without limitation the purchase of TT&C equipment and other terrestrial facilities necessary to perform TT&C services ***.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

2.C. Monthly Recurring Charges Adjustments/Refunds. *** In the event of a Satellite Failure for any reason whatsoever, Customer’s obligation to pay the MRCs due for the period after the Satellite Failure shall automatically terminate as of the date of the Satellite Failure, ***. EchoStar 77 shall refund to Customer any MRCs paid for periods subsequent to the date of a Satellite Failure, including the period between and including the date of the Satellite Failure and the date upon which it is determined that a Satellite Failure has occurred.
2.D. MRC Calculation and Audit Rights. ***
2.F. Taxes and Other Charges. *** EchoStar 77 represents that, as of the date hereof, it has no actual knowledge of any Taxes (1) which would be or are proposed to be levied on EchoStar 77, SES-LA or any of their Affiliates by any Governmental Entities, (2) which would apply or are proposed to apply to the Service at the Orbital Location or the facilities used to provide the Service at the Orbital Location to Customer, or (3) *** The parties shall use their respective commercially reasonable efforts to support each other in (a) the optimization of tax-related strategies, and (b) actions against the establishment of new Taxes that would be payable or reimbursable by Customer pursuant to this Section 2.F ***.
2.G. Terms Applicable to the QuetzSat-1 Satellite.
     2.G(1) SES-LA Authorizations. *** EchoStar 77 shall use commercially reasonable efforts to cause SES-LA to maintain the Concession and to pursue, secure, as soon as reasonably practicable, and maintain all other Authorizations necessary for the Service Term from SCT, COFETEL, all other Mexican Governmental Entities and the ITU to (a) locate the QuetzSat-1 Satellite at the Orbital Location, and (b) permit (i) TT&C functions for the Satellite at the Orbital Location to be uplinked from an earth station in Mexico, (ii) Customer to uplink video, data and audio services from the United States to, and downlink video, data and audio services into the United States, Mexico and Central America from, the DISH Payload using the 77º W.L. Frequencies utilized by the DISH Payload at the Orbital Location, and (iii) Customer to use the DISH Payload at the Orbital Location consistent with the Technical Performance Specifications and for the Intended Purpose, with the exception of the separate concession that is required to provide direct-to-home service into Mexico from the QuetzSat-1 Satellite and any additional authorizations specifically relating thereto (collectively, the “77° W.L. License”). (The parties acknowledge and agree that *** (y) the reference in the foregoing clause (iii) to the Intended Purpose is not intended and shall not be construed to foreclose Customer from use of the DISH Payload for other authorized purposes.) EchoStar 77 agrees to use commercially reasonable efforts to cause SES-LA to respond promptly to requests for further information from SCT, COFETEL, other Mexican Governmental Entities and the ITU. *** EchoStar 77 agrees to consult regularly with Customer during the regulatory process for the 77° W.L. License, and shall advise Customer on a timely basis of all material developments concerning such process. Pursuant to Subsection 2.G(1) of the SES-LA Agreement, if any filing or submission made by SES-LA during the regulatory process for the 77° W.L. License mentions Customer or any of the terms or conditions set forth in this Agreement, then EchoStar 77 shall cause SES-LA to obtain the prior approval of Customer before filing or submitting material to any Governmental Entities, such approval not to be unreasonably withheld or delayed. Upon the request of EchoStar 77, Customer agrees to provide reasonable support, as soon as reasonably practicable, to assist SES-LA and/or EchoStar 77 in the regulatory process for the 77° W.L. License. ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

     2.G(2) Customer Authorizations. Customer agrees to use commercially reasonable efforts at its expense to pursue, secure, as soon as reasonably practicable, and maintain all Authorizations necessary for the Service Term from United States Governmental Entities (including without limitation the FCC and Department of State) to permit (i) Customer to uplink video, data and audio services from the United States to, and downlink video, data and audio services into the United States, Mexico and Central America from, the DISH Payload using the 77º W.L. Frequencies utilized by the DISH Payload at the Orbital Location, and (ii) Customer to use the DISH Payload at the Orbital Location consistent with the Technical Performance Specifications and for the Intended Purpose (collectively, the “FCC Approvals”). (The parties acknowledge and agree that the reference in the foregoing clause (ii) to the Intended Purpose is not intended and shall not be construed to foreclose Customer from use of the DISH Payload for other authorized purposes.) *** In connection with the foregoing and in consultation with EchoStar 77 and SES-LA, Customer agrees to file all documents and take all actions reasonably necessary to obtain the FCC Approvals as soon as reasonably practicable. Customer agrees to use commercially reasonable efforts to respond promptly to requests for further information from United States Governmental Entities (including without limitation the FCC and Department of State). Customer agrees to consult regularly with EchoStar 77 and SES-LA during the regulatory process for the FCC Approvals, and shall advise EchoStar 77 and SES-LA on a timely basis of all material developments concerning such process. Customer agrees that if any filing or submission made by Customer during the regulatory process for the FCC Approvals mentions EchoStar 77, SES-LA or any of the terms or conditions set forth in this Agreement, then Customer shall obtain the prior approval of EchoStar 77 (and EchoStar 77 shall use commercially reasonable efforts to obtain the approval of SES-LA to the extent that such approval is required under the SES-LA Agreement) before filing or submitting material to any Governmental Entities, such approval not to be unreasonably withheld or delayed, provided that it shall be reasonable for EchoStar 77 to withhold its approval in the event that EchoStar 77 is unable to obtain SES-LA’s approval despite the use of commercially reasonable efforts to do so. Upon the request of Customer, EchoStar 77 agrees to provide (and EchoStar 77 shall use commercially reasonable efforts to cause SES-LA to provide) reasonable support, as soon as reasonably practicable, to assist Customer in the regulatory process for the FCC Approvals, and EchoStar 77 shall use commercially reasonable efforts to cause SES-LA to cause the then-current Mexican citizen shareholders in QuetzSat to provide such reasonable support. ***
     2.G(3) Concession. Customer and EchoStar 77 acknowledge the terms and conditions for the concession to occupy the Orbital Location, develop its corresponding BSS frequencies, and broadcast and receive signals established and issued by SCT to QuetzSat on 2 February 2005 (the “Concession”)(a copy of which is appended to this Agreement as Attachment F).
     2.G(4)       Coordination.
          2.G(4)(a) ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          2.G(4)(b)       ***
          2.G(4)(c)       ***
     2.G(5) [Reserved]
     2.G(6) ***
     2.G(7) [Reserved]
     2.G(8) Capacity Obligation. The parties acknowledge QuetzSat’s obligation (the “Capacity Obligation”) ***
     2.G(9) ***
     2.G(10) ***
     2.G(11) ***
     2.G(12) ***
***
ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS
3.A. EchoStar 77’s Representations, Warranties and Covenants. EchoStar 77 hereby represents, warrants and covenants to Customer as follows:
     3.A(1) It is a corporation duly organized, validly existing and in good standing under the laws of Delaware. It is duly licensed or qualified to do business as a foreign entity in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite power and authority to own its properties and carry on its business as now conducted.
     3.A(2) Subject to the Board of Directors approval contemplated by Section 10.R, the execution, delivery and performance (as provided herein) by EchoStar 77 of this Agreement has been duly authorized by all requisite corporate action of EchoStar 77 (including without limitation any necessary action of its directors and shareholders) and shall not violate any applicable provisions of law or any order of any court or any agency of government and shall not conflict with or result in a breach under (a) its Articles of Incorporation or By-Laws, or (b) any material agreement to which EchoStar 77 is a party or by which it is bound. This Agreement is a legal, valid and binding obligation of EchoStar 77, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
     3.A(3) EchoStar 77 has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.
     3.A(4) ***
     3.A(5) [Reserved]
     3.A(6) EchoStar 77 shall not (and EchoStar 77 shall ensure that SES-LA and its Affiliates and EchoStar Corporation and its Affiliates shall not) shall place another satellite in service that would cause

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

interference with the 77º W.L. Frequencies being utilized by the DISH Payload.
     3.A(7) ***
     3.A(8) ***
     3.A(9) [Reserved]
     3.A(10) [Reserved]
     3.A(11) ***
     3.A(12) ***
     3.A(13) ***
     3.A(14) ***
     3.A(15) [Reserved]
     3.A(16) [Reserved]
     3.A(17) [Reserved]
     3.A(18) [Reserved]
     3.A(19) ***
     3.A(20) ***
3.B. Customer’s Representations, Warranties and Covenants. Customer hereby represents, warrants and covenants to EchoStar 77 as follows:
     3.B(1) It is a limited liability company duly organized, validly existing and in good standing under the laws of Colorado. It is duly licensed or qualified to do business as a foreign entity in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite power and authority to own its properties and carry on its business as now conducted.
     3.B(2) Subject to the approval of its sole member contemplated by Section 10.R, the execution, delivery and performance (as provided herein) by Customer of this Agreement has been duly authorized by all requisite corporate action of Customer (including without limitation any necessary action of its directors, members and shareholders) and shall not violate any applicable provisions of law or any order of any court or agency of government and shall not conflict with or result in a breach under (a) its organizational documents or by-laws, or (b) any material agreement to which Customer is a party or by which it is bound. This Agreement is a legal, valid and binding obligation of Customer, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
     3.B(3) Customer has not employed or authorized anyone to represent it as a broker or finder in connection with this Agreement.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

     3.B(4) ***
     3.B(5) Customer shall properly illuminate and shall use commercially reasonable efforts to cause third parties that Customer authorizes to use the Service to properly illuminate the Transponders.
     3.B(6) [Reserved]
     3.B(7) ***
     3.B(8) [Reserved]
     3.B(9) [Reserved]
     3.B(10) [Reserved]
     3.B(11) [Reserved]
     3.B(12)***
***
ARTICLE 4. SERVICE RESPONSIBILITIES
     4.A. Laws and Regulations Governing Service. Construction, launch, location and operation of the Satellite and Customer’s and EchoStar 77’s performance of all obligations pursuant to this Agreement, are subject to all applicable laws and regulations of Mexico, the United States and other relevant jurisdictions, including without limitation ITAR and EAR, the Ley Federal de Telecomunicaciones (Mexico), as amended, the Communications Act, all applicable policies, decisions, orders, rules and regulations of SCT, COFETEL, COFECO and the FCC, and coordination agreements with other operators and administrations, provided that it is understood that location and operation of the Satellite at the Orbital Location shall be subject to the licensing jurisdiction of Mexico and that the United States shall not have responsibility for the Satellite during its location and operation at the Orbital Location. Unless otherwise specified in this Agreement *** this Section 4.A shall take precedence over any terms and conditions of this Agreement that could otherwise result in an action contrary to applicable laws and regulations.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

4.B. Use Conditions.
     4.B(1) Customer shall use the Service in accordance with (a) all applicable laws and regulations *** and (b) the conditions of use to be contained in the Commercial Operations Systems User’s Guide as agreed to by SES-LA, EchoStar 77 and Customer pursuant to Subsection 4.B(1) of the SES-LA Agreement with respect to the DISH Payload (the “User’s Guide”). *** Customer shall not use the Service for any unlawful purpose, including violation of laws governing the content of material transmitted using the Service. *** EchoStar 77 shall also cause SES-LA to provide continuous monitoring of the Satellite in accordance with generally accepted industry standards.
     4.B(2) ***
ARTICLE 5. OPERATIONAL MATTERS
5.A. Service Access. Customer is responsible for providing, operating and maintaining the equipment necessary to access the Satellite and Service. When signals are being transmitted from an earth station provided by Customer, Customer shall be responsible for proper illumination of the Transponders. Should improper illumination be detected by SES-LA, Customer shall be notified and shall take corrective action promptly. *** Customer at its expense shall provide EchoStar 77 with any descrambling or decoding devices that may be required for signal monitoring. At a mutually agreed time, and prior to Customer transmitting from its earth station(s), Customer shall demonstrate to SES-LA’s designated Technical Operations Center that its earth station(s) comply with the satellite access specifications contained in the User’s Guide.
***
5.C. Certain Other Operational Matters.
     5.C(1) Pursuant to Subsection 5.C(1) of the SES-LA Agreement, EchoStar 77 and Customer shall participate in monthly meetings with SES-LA to discuss the status of and developments in the construction, launch and insurance of the Satellite. In such meetings, EchoStar 77 shall provide updates on, among other things, the decisions made in the “Trouble Review Board” and “Test Review Board” meetings. Without limitation of Subsection 1.B(5), Customer shall be provided with copies of or, at SES-LA’s election, access to full manufacturing test data (i.e., “box level”) of components of special importance to the payload performance.
     5.C(2) Without limitation of Subsection 1.B(5), pursuant to Subsection 5.C(2) of the SES-LA Agreement, Customer shall have the right to witness (with a reasonable number of attendees) in-orbit testing of the Satellite from the SES-LA station at which the tests are controlled, and to receive the complete IOT test data results.
     5.C(3) Pursuant to Subsection 5.C(3) of the SES-LA Agreement, EchoStar 77 shall cause SES-LA to provide to Customer monthly health reports on the Satellite in a form to be agreed by SES-LA,

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EchoStar 77 and Customer consistent with industry practice (except for redactions of information related to the payload(s) on which Customer is not taking Service).
     5.C(4) Pursuant to Subsection 5.C(4) of the SES-LA Agreement, prior to the In-Service Date of the Satellite, the parties shall document a procedure to govern the methods by which the network operation center of Customer (or its permitted designee) shall instruct SES-LA’s network operation center as to changes in its payload configurations, including transmission parameters ***
     5.C(5) In the event that EchoStar 77 receives conflicting directions from Customer or a Customer Affiliate as to payload-related matters, EchoStar 77 shall follow Customer’s directions. ***
***
ARTICLE 8. CONFIDENTIALITY AND NONDISCLOSURE
8.A. Certain Information Regarding Service. Except for disclosures to SES-LA or EchoStar Corporation or required by a court or governmental agency or to assignees permitted under Section 10.I, each party hereby agrees not to disclose to third parties (without the prior written consent of the other party) the material terms and conditions of this Agreement, the SES-LA Agreement or the EchoStar Corporation SSA (including but not limited to the prices, payment terms, schedules, protection arrangements, and restoration provisions thereof), and all information provided to Customer and EchoStar 77 related to the design and performance characteristics of the Satellite, and any subsystems or components thereof, including the Transponders. ***
8.B. Proprietary Information.
     8.B(1) To the extent that either party discloses to the other any other information which it considers proprietary or is proprietary information of a third party, in written or tangible form, said party shall identify such information as proprietary when disclosing it to the other party by marking it clearly and conspicuously as proprietary information. Any proprietary disclosure to either party, if made orally, shall

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

be identified as proprietary information at the time of disclosure, if the disclosing party wishes to keep such information proprietary under this Agreement. Any such information disclosed under this Agreement shall be used by the recipient thereof only in its performance under this Agreement.
     8.B(2) Neither party shall be liable for the inadvertent or accidental disclosure of such information marked as proprietary, if such disclosure occurs despite the exercising of the same degree of care as the receiving party normally takes to preserve and safeguard its own proprietary information (but not less than reasonable care) or if such information (a) is or becomes lawfully available to the public from a source other than the receiving party before or during the period of this Agreement, (b) is released in writing by the disclosing party without restrictions, (c) is lawfully obtained by the receiving party from a third party or parties without obligation of confidentiality, (d) is lawfully known by the receiving party prior to such disclosure and is not subject to any confidentiality obligations, or (e) is at any time lawfully developed by the receiving party completely independently of any such disclosure or disclosures from the disclosing party.
     8.B(3) In addition, neither party shall be liable for the disclosure of any proprietary information which it receives under this Agreement, the SES-LA Agreement or the EchoStar Corporation SSA pursuant to judicial action or decree, or pursuant to any requirement of any Governmental Entity or any agency or department thereof, having jurisdiction over such party, provided that in the reasonable opinion of counsel for such party such disclosure is required, and provided further that such party shall have given the other party notice, to the extent reasonably practicable, prior to such disclosure.
     8.B(4) Customer and EchoStar 77 agree to negotiate in good faith, and EchoStar 77 shall cause SES-LA and EchoStar Corporation to negotiate in good faith, a five-party non-disclosure agreement with Vendor for information to be disclosed related to this Agreement and that certain Satellite Service Agreement for QuetzSat-1 between EchoStar 77 and EchoStar Corporation dated 24 November 2008 (the “EchoStar Corporation SSA”).
8.C. Survival. The provisions of this Article 8 are in addition to, and not in lieu of, any agreements of the parties regarding confidentiality executed by the parties on or before the date hereof and shall survive expiration or termination of this Agreement indefinitely.
ARTICLE 9. TERMINATION
     9.A. Termination for Default.
     ***
9.F. Expiration of Agreement/ Survival.
     9.F(1) ***
     9.F(2) Neither party shall have any further rights, obligations or liability to the other under this Agreement in the event of the termination or expiration of this Agreement, except for any rights, obligations or liability (a) arising prior to such termination or expiration, (b) expressly arising upon or as a result of such termination or expiration, (c) expressly described in this Agreement as surviving such expiration or termination, (d) that logically would be expected to survive termination or expiration, or (e) arising as a result of or in connection with the representations, warranties and covenants in Article 3.
***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 10. GENERAL PROVISIONS
10.A. Force Majeure. If a Force Majeure Event under this Agreement has occurred and is continuing, then the performance obligations of the party directly affected by such Force Majeure Event under this Agreement shall be tolled for the duration of such Force Majeure Event and such party shall not be liable to the other by reason of any delay or failure in performance of this Agreement which arises out of such Force Majeure Event, provided that the party directly affected by such Force Majeure Event shall promptly take and continue to take all reasonable actions to abate such Force Majeure Event as soon as possible. *** If Service is unavailable as a result of a Force Majeure Event affecting the Satellite, then Customer’s obligation to pay the MRCs shall be suspended during such period Service is unavailable and shall resume upon the Service becoming available.
10.B. No Implied License. Except to the extent that the Satellite and associated equipment are used for the Intended Purpose (or as otherwise set forth to the contrary in this Agreement), the provision of services or the conveying of any information under this Agreement shall not convey any license by implication, estoppel or otherwise, under any patents or other intellectual property rights of Customer or EchoStar 77, and their Affiliates, contractors and vendors.
10.C. Intended Third Party Beneficiaries; No Third-Party Rights; No Fiduciary Relationship. *** this Agreement does not, is not intended to, and shall not be deemed or construed by the parties or by any third party to confer any enforceable rights or remedies on, or create any obligations or interests in, any person other than the signatories to this Agreement; or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association among the signatories to this Agreement.
10.D. No Waiver; Remedies Cumulative. No waiver, alteration, or modification of any of the terms of this Agreement shall be binding unless in writing and signed by all parties. All remedies and rights hereunder and those available at law or in equity shall be cumulative and the exercise by a party of any such right or remedy shall not preclude the exercise of any other right or remedy available under this Agreement, at law or in equity.
10.E. Costs and Legal Fees. In any action brought with respect to this Agreement by one party hereto against the other party hereto, in addition to any other money damages awarded by a court of competent jurisdiction, the prevailing party shall be entitled to recover from the other party its reasonable costs, including reasonable legal fees, in successfully bringing or defending against such action.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.F. Governing Law and Exclusive Jurisdiction.
     10.F(1) Each party hereby irrevocably and unconditionally agrees that the relationship between the parties, including without limitation all disputes, controversies or claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the ***, applicable to contracts to be made and performed entirely within *** without giving any effect to its conflict of law provisions.
     10.F(2) Each party hereby irrevocably and unconditionally (a) agrees that any suit, action or proceeding with respect to this Agreement shall be instituted only in the trial court of *** as such party may elect in its sole and absolute discretion (for any reason or no reason), (b) consents and submits, for itself and its property, to the jurisdiction of such courts for the purpose of any such suit, action or proceeding instituted against it by any other, and (c) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     10.F(3) Each party hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any suit, action or proceeding pursuant to Subsection 10.F(2) may be effected by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address for notices pursuant to Section 1.D, such service to become effective thirty (30) days after such mailing, provided that nothing contained in this Subsection 10.F(3) shall affect the right of any party to serve process in any other manner permitted by law.
     10.F(4) Each party hereby irrevocably and unconditionally (a) waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court specified in clause (a) of Subsection 10.F(2), (b) waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (c) agrees not to plead or claim either of the foregoing.
     10.F(5) The provisions of this Section 10.F shall survive expiration or termination of this Agreement indefinitely.
10.G. ***
10.H. Headings; Severability; Customer Purchase Orders. All titles and headings in this Agreement are for reference purposes only; they shall not affect the meaning or construction of the terms of this Agreement. If any part or parts of this Agreement are held to be invalid, the remaining parts of the Agreement shall continue to be valid and enforceable. Customer agrees that any purchase order or other similar document that Customer may issue in connection with this Agreement shall be for Customer’s internal purposes only and, therefore, even if acknowledged by EchoStar 77, shall not in any way add to,

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

subtract from, or in any way modify the terms and conditions of this Agreement.
10.I. Assignment and Other Third Party Use.
***
10.J. Inter-Party Waiver. Customer, on behalf of itself and its officers, employees, Affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Service Agreement for a launch, modified so as to apply to Customer and LSA Vendor. EchoStar 77 likewise, on behalf of itself and its officers, employees, Affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Service Agreement for a launch, modified so as to apply to EchoStar 77 and LSA Vendor. In no event shall such inter-party waiver and related indemnity provisions have any effect on the rights, obligations and liabilities of and between Customer and EchoStar 77 under this Agreement.
10.K. Publicity. Neither party shall in any way or in any form publicize or advertise in any manner this Agreement or the Services to be provided pursuant to this Agreement without the express written approval (which shall not be unreasonably withheld, conditioned or delayed) of the other party and SES-LA, obtained in advance, for each item of advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form (for clarification purposes, the foregoing shall not apply to the marketing of the Service by Customer to prospective third-party customers). Each request for approval hereunder shall be submitted in writing to the representative designated in writing; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent either party from providing SCT, COFETEL, the FCC, or any other Governmental Entity, information concerning this Agreement as required by law or in response to a request for information by such Governmental Entity, provided that the party providing such information shall have given the other party and SES-LA notice, to the extent reasonably practicable, prior to such disclosure. Notwithstanding the foregoing, either party may refer to the fact that EchoStar 77 is providing the Service to Customer without the other party’s prior approval so long as such statements are limited to a statement of such fact and are not an endorsement (positive or negative) of any product or service.
10.L. ITAR/EAR. Information exchanged under this Agreement may be subject to U.S. export control laws and regulations, such as the ITAR and the EAR. The parties agree that information subject to the export control laws and regulations shall not be disclosed or transferred to a third party without first obtaining written approval from the disclosing party and complying with all applicable U.S. export control laws and regulations.
10.M. Currency. All monetary amounts in this Agreement are expressed in U.S. dollars and shall be paid in U.S. dollars.
10.N. Documents. Subject to compliance with applicable legal requirements of Mexico and the United States (e.g., ITAR and EAR), each party agrees to provide information and to execute, and if necessary to file with the appropriate Governmental Entities and international organizations, such documents as the other party shall reasonably request in order to carry out the purposes of this Agreement.
10.O. [Reserved]
10.P. Entire Agreement. This Agreement contains the entire and exclusive understanding of the parties with respect to the subject matters hereof and, except (1) as expressly set forth to the contrary in Section 8.C, and (2) for the SES-LA Agreement; and (3) *** supersedes all prior negotiations and

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

agreements between the parties with respect thereto. To the extent that any Attachment may be inconsistent with the text of the Agreement, the text of the Agreement shall control.
10.Q. ***
10.R. Board Approval. This Agreement is subject to approval by the Boards of Directors, member(s) or manager(s), as applicable, of EchoStar 77, *** and Customer, and the approval of the Boards of Directors, member(s) or manager(s), as applicable, for the relevant parties to the other agreements (e.g., the Security-Related Agreements) to be executed and delivered concurrent with the execution and delivery of this Agreement.
ARTICLE 11. DEFINITIONS
     As used in this Agreement:
A.	***

D.	“77° W.L. Agreement” means the Agreement Regarding 77° W.L. BSS Frequencies among SES-LA (formerly known as SES GLOBAL Latin America, S.A.), *** DISH Network L.L.C. (formerly known as EchoStar Satellite L.L.C.), *** dated 17 November 2004. (The rights and obligations of DISH Network L.L.C. were assigned to EchoStar Corporation in connection with the recent spin-off of certain businesses and assets of DISH Network Corporation and its Affiliates.)

E.	***

F.	“77° W.L. License” shall have the meaning specified in Subsection 2.G(1).

G.	***

J.	“Affiliate” means, with respect to a party, any person or entity (1) more than fifty percent (50%) of the capital securities of which on an as-converted basis are owned by, or (2) directly or indirectly controlling, controlled by, or under common control with, such party at the time when the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to a person or entity, shall mean the possession, directly or indirectly, of the power to (a) direct or cause the direction of management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise, or (b) select a majority of the Board of Directors of such person or entity.

K.	“Agreement” shall have the meaning specified in Section 1.A.

L.	“Alternate Capacity” shall have the meaning specified in Subsection 2.G(8).

M.	“Alternate Orbital Location” shall have the meaning specified in Subsection 2.G(10).

N.	“Amendment #1 to the 77° W.L. Agreement” means Amendment #1 to Agreement Regarding 77° W.L. BSS Frequencies effective as of 24 November 2008 between EchoStar, Customer, *** SES-LA ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

O.	“Authorization” means any authorization, order, permit, approval, forbearance decision, grant, license, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.

P.	***

Q.	“BSS” means the Broadcasting-Satellite Service, as defined by the Radio Regulations of the ITU.

R.	“Business Day” means Monday through Friday, 8:30 a.m. to 5:00 p.m. (local time in New York, New York USA) exclusive of banking holidays observed in New York, New York USA. S. “Capacity Obligation” shall have the meaning specified in Subsection 2.G(8).

T.	“COFECO” means Mexico’s Comisión Federal de Competencia and any successor agency thereto.

U.	“COFETEL” means Mexico’s Comisión Federal de Telecomunicaciones and any successor agency thereto.

V.	“Communications Act” means the Communications Act of 1934 (United States), as amended.

W.	“Concession” shall have the meaning specified in Subsection 2.G(3).

X.	“Construction Contract” shall have the meaning specified in Subsection 1.B(2).

Y.	“Continuation Payments” shall have the meaning specified in Section 9.G.

Z.	***

AA.	“Customer” shall have the meaning specified in the preamble paragraph.

BB.	***

CC.	“Customer’s Designees” shall have the meaning specified in Subsection 4.B(2).

DD.	“DISH Network L.L.C.” means DISH Network L.L.C., formerly known as EchoStar Satellite L.L.C., a limited liability company formed under the laws of Colorado.

EE.	***

FF.	“DISH Transponder” means a Transponder on the DISH Payload.

GG.	“EAR” means the United States Export Administration Act and Export Administration Regulations, as amended.

HH.	***

II.	“EchoStar 77” shall have the meaning specified in the preamble paragraph.

JJ.	***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

KK.	***

LL.	“EchoStar Corporation” means EchoStar Corporation, a corporation formed under the laws of Nevada

MM.	***
PP.	“Effective Date” shall have the meaning specified in the preamble paragraph.

QQ.	“End-of-Life” means the date on which, in SES-LA’s reasonable judgment, the Satellite should be taken out of service because of insufficient fuel, which for clarification purposes shall include an allowance for sufficient fuel to de-orbit the Satellite.

RR.	***

UU.	“FCC” means the United States Federal Communications Commission and any successor agency thereto.

VV.	“FCC Approvals” shall have the meaning specified in Subsection 2.G(2).

WW.	***

XX.	“Force Majeure Event” means ***

YY.	“Governmental Entity” means any (1) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (2) subdivision, agent, commission, board, or authority of any of the foregoing, or (3) quasi-governmental or private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.

ZZ.	***

AAA.	“In-Service” means that the Satellite (or a Replacement Satellite or a Successor Satellite, as applicable) is deployed at the Orbital Location, and, following SES-LA testing and verification of the entire Satellite ***

BBB.	“In-Service Date” means the date on which the Satellite (or a Replacement Satellite or Successor Satellite, as applicable) is In-Service.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

CCC.	“Initial Term” shall have the meaning specified in Section 1.C.

DDD.	***

EEE.	“Intended Purpose” means the use of the 77° W.L. Frequencies utilized by the DISH Payload, subject to Subsection 2.G(8), ***

FFF.	“Interim Agreement” means the Satellite Relocation and Use Agreement for the 77° W.L. Orbital Location among SES-LA (formerly known as SES GLOBAL Latin America, S.A.), *** DISH Network L.L.C. (formerly known as EchoStar Satellite L.L.C.) and *** dated 13 May 2005. (The rights and obligations of DISH Network L.L.C. under such agreement were assigned to EchoStar Corporation in connection with the recent spin-off of certain businesses and assets of DISH Network Corporation and its Affiliates.)

GGG.	“Interim Satellite” shall have the meaning specified in Subsection 2.H(5).

HHH.	“Invoice Date” shall have the meaning specified in Subsection 2.G(11).

III.	***

LLL.	“ITAR” means the United States Arms Export Control Act and International Traffic in Arms Regulations, as amended.

MMM.	“ITU” means the International Telecommunication Union.

NNN.	“ITU Region 2 Plan for BSS” means the ITU Region 2 Plan for BSS and Feeder Link Assignments, as contained in Appendices 30/30A of the Radio Regulations.

OOO.	“Launch Service Agreement” means the agreement executed between SES-LA and LSA Vendor for the launch of the Satellite.

PPP.	***

SSS.	“LSA Vendor” means the launch service provider selected by SES-LA in accordance with and subject to the terms and conditions of the SES-LA Agreement.

TTT.	***

UUU.	“MRC” shall have the meaning specified in Subsection 2.B(1).

VVV.	***

WWW.	“Non-US Interim Satellite License” shall have the meaning specified in clause (a) of Subsection 2.H(5).

XXX.	“Operational Arrangement” shall have the meaning specified in clause (a) of Subsection 2.G(4).

YYY.	“Option Payment” shall have the meaning specified in Subsection 2.A(1) of the SES-LA Agreement.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ZZZ.	“Orbital Location” shall have the meaning specified in Section 1.A.

AAAA.	“Partial Loss” means any failure of a Transponder to operate in accordance with the Technical Performance Specifications that does not result in a Satellite Failure.

BBBB.	***

CCCC.	“Pre-Launch Expected Life” means the length of time from the expected In-Service Date to the predicted End-of-Life of the QuetzSat-1 Satellite, as determined immediately prior to launch using ***

DDDD.	“Prime Rate” means the “prime rate” of interest as shown in the Money and Investing Section of the Wall Street Journal as of the applicable date.

EEEE.	***

IIII.	“QuetzSat” means QuetzSat, S. de R.L. de C.V.

JJJJ.	“QuetzSat-1 Satellite” shall have the meaning specified in Section 1.A.

KKKK.	“Regulatory Provisions” means all applicable requirements of the Communications Act and the published policies, rules, decisions, and regulations of the FCC, in each case as amended from time to time.

LLLL.	***

MMMM.	“RFP” means a request for proposal.

NNNN.	“Satellite” means the QuetzSat-1 Satellite, ***

OOOO.	“Satellite Investment” shall have the meaning specified in Section 11.UUUU of the SES-LA Agreement.

PPPP.	“SCT” means Mexico’s Secretaría de Comunicaciones y Transportes and any successor agency thereto.

QQQQ.	[Reserved].

RRRR.	[Reserved].

SSSS.	“Service” means the use of the DISH Payload for the Intended Purpose, subject to the terms and conditions of Subsection 2.G(8) regarding the Capacity Obligation.

TTTT.	“Service Term” shall have the meaning specified in Section 1.C.

UUUU.	“SES-LA” means SES Latin America S.A.

VVVV.	***

WWWW.	“SES-LA Agreement” means the Satellite Service Agreement for QuetzSat-1 between SES-LA ***, and EchoStar 77 on the other hand, dated 24 November 2008.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

XXXX.	***

ZZZZ.	“Taxes” means taxes (including duties, fees or charges in the nature of taxes) levied by Governmental Entities ***

AAAAA.	“Technical Performance Specifications” means the technical performance criteria for the Service on the QuetzSat-1 Satellite.

BBBBB.	“Technical Representative” means SES Engineering (US), Inc.

CCCCC.	***

DDDDD.	“Termination for Default” shall have the meaning specified in Section 9.A.

EEEEE.	“Termination for Delay” shall have the meaning specified in Subsection 9.C(1).

FFFFF.	“Termination Value” shall have the meanings specified in Section 9.E.

GGGGG.	“Transponder” means a discrete communication path by which a signal is transmitted using the Satellite.

HHHHH.	“TT&C” means telemetry, tracking and control.

IIIII.	“TT&C Costs” shall have the meaning specified in Subsection 2.B(5).

JJJJJ.	“TWTA” means a traveling wave tube amplifier.

KKKKK.	“Unanimous Instructions” means instruction(s) set forth in a written agreement between all persons or entities receiving (or with written agreements to receive) service from EchoStar 77 comprising the entirety of the DISH Payload and the *** (excluding the capacity being used, if any, to satisfy the Capacity Obligation).

LLLLL.	“User’s Guide” shall have the meaning specified in Subsection 4.B(1).

MMMMM.	“US Interim Satellite License” shall have the meaning specified in clause (b) of Subsection 2.H(5).

NNNNN.	***

OOOOO.	“Vendor” means the satellite manufacturer selected by SES-LA in accordance with and subject to the terms and conditions of the SES-LA Agreement.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this agreement as of the Effective Date.

ECHOSTAR 77 CORPORATION	DISH NETWORK L.L.C.

By:	By:

(Signature)	(Signature)

Name:	Name:

(Typed or Printed Name)	(Typed or Printed Name)

Title:	Title:

***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.